  Exhibit 99.1

  Apollo Medical Holdings, Inc.
Reports:
3Q19 Total Revenues of $156.1 Million, Up 20.0% Over 2Q19;
3Q19 Adjusted EBITDA of $22.8 Million, Up 55.6% Over 3Q18;
Capitated Membership of Over One Million Managed Lives; and
Elite Status Awarded by APG

Alhambra, Calif.– (PR Newswire) – November 7, 2019 – Apollo Medical Holdings, Inc. (“ApolloMed” or the “Company”) (NASDAQ: AMEH), an integrated population health management company, announced its consolidated financial results for the quarter ended September 30, 2019 today.

“We are very pleased with our third quarter financial and operational results. During the quarter, we expanded our fully-capitated membership base and network of contracted physicians through our acquisition of Accountable Health Care IPA. In October 2019, we announced a new management services agreement adding 145,000 member lives under management,” stated Kenneth Sim, M.D., Executive Chairman and Co-Chief Executive Officer of ApolloMed.

“We continue to make meaningful progress towards our goal of reaching two million total lives under management. This progress is primarily driven by our recent acquisitions, which added 271,000 fully-capitated lives year to date, and our recently announced management services agreement, which will add 145,000 managed lives into our network in 2020. These transactions further expand our footprint into California’s Los Angeles and Inland Empire markets. We see a robust national pipeline of managed IPAs that can be successfully incorporated onto our platform,” continued Dr. Sim.

“Our patient-centric, physicians-led approach is unique to the market and positions us well to benefit from the continued shift towards value-based care. We remain confident that we will continue to grow our membership base and achieve our growth objectives,” concluded Dr. Sim.

Financial Highlights for the Quarter Ended September 30, 2019:

●
Total revenue of $156.1 million for the quarter ended September 30, 2019, a decrease of 6% as compared to $166.7 million for the quarter ended September 30, 2018, primarily due to the prior year adoption of a revenue accounting standard on January 1, 2018, resulting in a significant recognition of risk pool revenue of $46.8 million in the third quarter of 2018.

●	Capitation revenue of $130.8 million, representing 84% of our total revenue, an increase of 44% compared to $90.6 million for the quarter ended September 30, 2018.

●	Adjusted EBITDA of $22.8 million for the quarter ended September 30, 2019, an increase of 56%, as compared to $14.6 million for the quarter ended September 30, 2018.

●
Net income attributable to Apollo Medical Holdings, Inc. of $3.7 million for the quarter ended September 30, 2019, compared to $9.1 million for the quarter ended September 30, 2018. The decrease from the prior year was primarily due to the adoption of a revenue accounting standard on January 1, 2018, resulting in a significant recognition of risk pool revenue of $46.8 million in the third quarter of 2018.

●
Total membership of one million managed lives as of September 30, 2019. Fully-capitated lives of 540,000, under our consolidated Independent Physicians Associations (IPA), at the end of the third quarter. An increase of 103% compared to December 31, 2018, primarily due to the acquisition of Alpha Care Medical Group and Accountable Health Care IPA.

●	Closed inaugural $290 million syndicated credit facility and series of transactions with APC and AP-AMH.

●	Awarded Elite status for the America's Physician Groups Standards of Excellence Survey for 2019.

For more details on ApolloMed’s September 30, 2019 quarter end results, please refer to the Company’s Quarterly Report on Form 10-Q to be filed with the U.S. Securities Exchange Commission and accessible at www.sec.gov.

APOLLO MEDICAL HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2019	December 31, 2018
Assets

Current assets
Cash and cash equivalents	$230,298,252	$106,891,503
Restricted cash	20,150	—
Investment in marketable securities	1,154,480	1,127,102
Receivables, net	19,731,189	7,127,217
Receivables, net – related parties	37,708,178	49,328,739
Other receivables	15,527,520	1,003,133
Prepaid expenses and other current assets	10,495,938	7,385,098
Loan receivable - related parties	6,425,000	—

Total current assets	321,360,707	172,862,792

Noncurrent assets
Land, property and equipment, net	12,427,107	12,721,082
Intangible assets, net	114,166,305	86,875,883
Goodwill	237,134,772	185,805,880
Loans receivable – related parties, net of current portion	12,500,000	17,500,000
Investment in other entities – equity method	35,840,105	34,876,980
Investment in a privately held entity that does not report net asset value per share	896,000	405,000
Restricted cash	746,104	745,470
Right-of-use assets	13,540,129	—
Other assets	1,633,153	1,205,962

Total noncurrent assets	428,883,675	340,136,257

Total assets	$750,244,382	$512,999,049
Liabilities, mezzanine equity and stockholders’ equity

Current liabilities

Accounts payable and accrued expenses	$35,539,917	$25,075,489
Fiduciary accounts payable	1,734,142	1,538,598
Medical liabilities	53,819,647	33,641,701
Income taxes payable	1,392,492	11,621,861
Bank loan	—	40,257
Dividend payable	271,279	—
Finance lease obligation	101,741	101,741
Lease liabilities	2,836,010	—

Total current liabilities	95,695,228	72,019,647

Noncurrent liabilities
Lines of credit – related party	—	13,000,000
Deferred tax liability	30,199,423	19,615,935
Liability for unissued equity shares	1,185,025	1,185,025
Finance lease obligation	441,241	517,261
Lease liabilities	10,670,364	—
Long-term debt, net of deferred financing costs	243,649,063	—

Total noncurrent liabilities	286,145,116	34,318,221

Total liabilities	381,840,344	106,337,868

Commitments and contingencies

Mezzanine equity
Noncontrolling interest in Allied Physicians of California, a Professional Medical Corporation (“APC”)	176,230,074	225,117,029

Stockholders’ equity
Series A Preferred stock, $0.001 par value; 5,000,000 shares authorized (inclusive of all preferred stock, including Series B Preferred stock); 1,111,111 issued and zero outstanding at September 30, 2019 and December 31, 2018, respectively	—	—
Series B Preferred stock, $0.001 par value; 5,000,000 shares authorized (inclusive of all preferred stock, including Series A Preferred stock); 555,555 issued and zero outstanding at September 30, 2019 and December 31, 2018, respectively	—	—
Common stock, $0.001 par value; 100,000,000 shares authorized, 34,822,933 and 34,578,040 shares outstanding, excluding 16,959,069 and 1,850,603 treasury shares, at September 30, 2019 and December 31, 2018, respectively	34,823	34,578
Additional paid-in capital	165,521,888	162,723,051
Retained earnings	25,177,257	17,788,203
	190,733,968	180,545,832

Noncontrolling interest	1,439,996	998,320

Total stockholders’ equity	192,173,964	181,544,152

Total liabilities, mezzanine equity and stockholders’ equity	$750,244,382	$512,999,049

   APOLLO MEDICAL HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue
Capitation, net	$130,807,706	$90,612,720	$305,548,176	$266,834,186
Risk pool settlements and incentives	11,355,069	57,788,932	32,639,960	89,641,885
Management fee income	8,517,586	12,851,178	27,866,805	37,297,358
Fee-for-service, net	4,099,660	4,723,809	12,058,762	15,524,149
Other income	1,280,203	752,642	3,753,258	4,021,480
Total revenue	156,060,224	166,729,281	381,866,961	413,319,058

Operating expenses
Cost of services	131,129,813	96,268,804	315,925,388	280,589,061
General and administrative expenses	7,949,814	9,040,336	30,031,329	31,481,810
Depreciation and amortization	4,920,429	4,843,037	13,792,581	14,819,627
Provision for doubtful accounts	—	—	(1,363,415)	—
Impairment of intangibles	1,994,000	—	1,994,000	—
Total expenses	145,994,056	110,152,177	360,379,883	326,890,498

Income from operations	10,066,168	56,577,104	21,487,078	86,428,560

Other income (expense)
Income (loss) from equity method investments	2,053,730	(4,215,056)	1,161,791	(2,573,219)
Interest expense	(827,905)	(178,318)	(1,349,933)	(374,002)
Interest income	508,856	418,449	1,305,528	1,180,990
Other income	2,620,485	609,203	2,831,830	884,948

Total other income (expense), net	4,355,166	(3,365,722)	3,949,216	(881,283)

Income before provision for income taxes	14,421,334	53,211,382	25,436,294	85,547,277

Provision for income taxes	3,682,472	14,585,942	6,483,630	23,338,589

Net income	10,738,862	38,625,440	18,952,664	62,208,688

Net income attributable to noncontrolling interests	7,034,688	29,519,043	11,563,610	48,277,734

Net income attributable to Apollo Medical Holdings, Inc.	$3,704,174	$9,106,397	$7,389,054	$13,930,954

Earnings per share – basic	$0.11	$0.28	$0.21	$0.43

Earnings per share – diluted	$0.10	$0.24	$0.20	$0.37

Weighted average shares of common stock outstanding – basic	34,643,754	32,917,007	34,555,124	32,672,793

Weighted average shares of common stock outstanding – diluted	37,792,266	38,387,700	37,816,698	38,010,838

APOLLO MEDICAL HOLDINGS, INC.
SUPPLEMENTAL INFORMATION
(UNAUDITED)

Capitated Membership

	September 30, 2019	December 31, 2018	December 31, 2017

MSO	430,000	665,000	670,000
IPA	540,000	265,000	270,000
ACO	30,000	30,000	29,000

Total lives under management	1,000,000	960,000	969,000

Reconciliation of Net Income to EBITDA and to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Net income	$10,738,862	$38,625,440	$18,952,664	$62,208,688
Depreciation and amortization	4,920,429	4,843,037	13,792,581	14,819,627
Provision for income taxes	3,682,472	14,585,942	6,483,630	23,338,589
Interest expense	827,905	178,318	1,349,933	374,002
Interest income	(508,856)	(418,449)	(1,305,528)	(1,180,990)
EBITDA	19,660,812	57,814,288	39,273,280	99,559,916

(Income) loss - equity method investments	(2,053,730)	4,215,056	(1,161,791)	2,573,219
Other income	(2,620,485)	(609,203)	(2,831,830)	(884,948)
Adoption of revenue accounting standard	—	(46,800,000)	—	(49,640,000)
Provider bonus payments	2,100,000	—	12,100,000	—
Net provision for doubtful accounts	—	—	(1,363,415)	—
Impairment of intangibles	1,994,000	—	1,994,000	—
Severance payments	—	—	—	1,436,000
EBITDA adjustment for recently acquired IPAs	3,673,000	—	5,565,000	—
Adjusted EBITDA	$22,753,597	$14,620,141	$53,575,244	$53,044,187

Use of Non-GAAP Financial Measures

This section contains non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), and Adjusted EBITDA. These measures are not in accordance with, or are an alternative to, measures derived from generally accepted accounting principles, or GAAP, and may be different from other non-GAAP financial measures used by other companies. The Company believes the presentation of these non-GAAP financial measures provides useful information to investors regarding various financial and business trends relating to the Company's financial condition and results of operations. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of ApolloMed's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation or as a substitute for GAAP financial measures. Reconciliation between certain GAAP and non-GAAP measures is provided above.

Note About Consolidated Entities

The Company consolidates entities in which it has a controlling financial interest. The Company consolidates subsidiaries in which it holds, directly or indirectly, more than 50% of the voting rights, and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Noncontrolling interests represent third party equity ownership interests in the Company’s consolidated entities (including certain VIEs). The amount of net income attributable to noncontrolling interests is disclosed in the Company’s consolidated statements of income. Effective September 1, 2019 the condensed consolidated balance sheet as of September 30, 2019 and condensed consolidated statements of income for the three and nine months ended September 30, 2019, also includes the results of Accountable Health Care IPA.

Note About Stockholders’ Equity, Certain Treasury Stock and Earnings Per Share

As of the date of this press release, 480,212 shares of ApolloMed’s common stock to be issued as part of the merger (the “Merger”) involving ApolloMed and Network Medical Management, Inc. (“NMM”) in 2017 are subject to ApolloMed receiving from certain former NMM shareholders a properly completed letter of transmittal (and related exhibits) before such former NMM shareholders may receive their pro rata portion of ApolloMed common stock and warrants. Pending such receipt, such former NMM shareholders have the right to receive, without interest, their pro rata share of dividends or distributions with a record date after the effectiveness of the Merger. The Company’s consolidated financial statements have treated such shares of common stock as outstanding, given the receipt of the letter of transmittal is considered perfunctory and the Company is legally obligated to issue these shares as of the closing of the Merger.

Shares of ApolloMed’s common stock owned by Allied Physicians of California IPA, a Professional Medical Corporation, (d.b.a. Allied Pacific of California IPA), a VIE of the Company, are legally issued and outstanding but excluded from shares of common stock outstanding in the Company’s consolidated financial statements, as such shares are treated as treasury shares for accounting purposes. Such shares, therefore, are not included in the number of shares of common stock outstanding used to calculate the Company’s earnings per share.

About Apollo Medical Holdings, Inc.

ApolloMed is a leading physician-centric integrated population health management company, which, together with its subsidiaries, including a Next Generation Accountable Care Organization (“NGACO”), and its affiliated independent practice associations (“IPAs”) and management services organizations (“MSOs”), is working to provide coordinated, outcomes-based high-quality medical care for patients, particularly senior patients and patients with multiple chronic conditions, in a cost-effective manner.  ApolloMed focuses on addressing the healthcare needs of its patients by leveraging its integrated health management and healthcare delivery platform that includes NMM (MSO), Apollo Medical Management, Inc. (MSO), ApolloMed Hospitalists, a Medical Corporation, (hospitalists), APA ACO, Inc. (NGACO), Allied Physicians of California IPA (IPA), Alpha Care Medical Group, Inc. (IPA), Accountable Health Care IPA (IPA) and Apollo Care Connect, Inc. (Digital Population Health Management Platform).  For more information, please visit www.apollomed.net.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements about the Company’s continued growth, acquisition strategy, ability to delivery sustainable long-term value, ability to respond to the changing environment, operational focus, strategic growth plans, and merger integration efforts. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the US Securities and Exchange Commission (the "SEC"), including, without limitation the risk factors discussed in the Company's Annual Report on Form 10-K filed with the SEC on March 18, 2019.

FOR MORE INFORMATION, PLEASE CONTACT:

Asher Dewhurst
(443) 213-0500
asher.dewhurst@westwicke.com